Exhibit 32.1

NORTHERN POWER SYSTEMS CORP.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Northern Power Systems Corp. (the “Company”) for the period ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his or her knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 25, 2016	By:	/s/ Troy C. Patton
Troy C. Patton Chief Executive Officer (Principal Executive Officer)

Date: July 25, 2016	By:	/s/ Ciel R. Caldwell
Ciel R. Caldwell Senior Vice President, Operations and Finance (Principal Financial Officer)